UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): October 19, 2023

NeuroMetrix, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-33351	04-3308180
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)
4 Gill Street, Suite B
Woburn, Massachusetts 01801
(Address of Principal Executive Offices) (Zip Code)
Registrant’s telephone number, including area code: (781) 890-9989

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	NURO	The Nasdaq Stock Market LLC
Preferred Stock Purchase Rights
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.
NeuroMetrix, Inc. (the “Company”) held a Special Meeting of Stockholders (the “Special Meeting”) on October 19, 2023 at 10:00 a.m. Eastern Time in virtual format. Of the Company’s 8,585,019 shares of common stock issued and outstanding and eligible to vote as of the record date of August 31, 2023, 4,755,588 shares, or approximately 55.39% of the eligible shares of common stock, were present virtually or represented by proxy. A quorum was present for all matters. Each of the matters set forth below is described in detail in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on September 11, 2023. The following actions were taken at the Special Meeting:

Proposal 1
The Company’s stockholders approved the Certificate of Amendment to effect a reverse stock split at a ratio of not less than 1-for-2 and not more than 1-for-8, with the exact ratio to be set within that range at the discretion of the Company’s Board of Directors (the “Board”) without further approval or authorization of the Company’s stockholders and with the Board able to elect to abandon such proposed amendment and not effect the reverse stock split authorized by stockholders, in its sole discretion.

Votes For	Votes Against	Votes Abstained
4,018,627	708,488	28,473
Proposal 2
The Company’s stockholders approved an adjournment of the Special Meeting to a later date or dates, if necessary or appropriate, to solicit additional proxies if there are not sufficient votes to adopt Proposal 1.

Votes For	Votes Against	Votes Abstained
3,985,670	726,399	43,518

The Board has not yet determined when, or whether, it will implement the reverse stock split.

Item 9.01.	Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NeuroMetrix, Inc.

Date: October 20, 2023	By:	/s/ Thomas T. Higgins
	Name:	Thomas T. Higgins
	Title:	Senior Vice President, Chief Financial Officer and Treasurer